SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 22, 2001




                           SMITHWAY MOTOR XPRESS CORP.
             (Exact name of registrant as specified in its charter)




          NEVADA                      000-20793                 42-1433844
(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                      Identification No.)



        2031 Quail Avenue, Fort Dodge, Iowa                50501
        (Address of principal executive offices)         (Zip Code)

   Registrant's telephone number, including area code    (515) 576-7418

     ITEM 5. Other Events. Smithway Motor Xpress, Inc. (the "Company") is updating its stock ownership table to accurately reflect stock ownership in light of recent 13G filings by stockholders of the Company.

                  SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS
                                 AND MANAGEMENT

     The following table sets forth, as of January 31, 2001, the number and percentage of outstanding shares of Common Stock beneficially owned by each person known by the Company to beneficially own more than 5% of such stock, by each director, by each Named Officer of the Company, and by all directors and executive officers of the Company as a group. Share numbers are as of February 2, 2001, for Dimensional Fund Advisors Inc. based upon Schedule 13G filings with the Securities and Exchange Commission. According to the Company's transfer agent, the Company has outstanding 3,916,364 Class A common shares as of January 31, 2001.

--------------------------------------------------------------------------------------------------------------------

                            SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT
--------------------------------------------------------------------------------------------------------------------

                                                                Amount & Nature             Percent of(1)
    Title of Class           Name of Beneficial Owner(2)         of Beneficial
                                                                 Ownership(3)
                                                                                   ----------- ---------- ----------

                                                                                    Class A     Class B     Total
------------------------ ------------------------------------ -------------------- ----------- ---------- ----------
    Class A Common       William G. and Marlys L. Smith(4)              1,119,692     28.6%       100%       43.1%
    Class B Common                                                      1,000,000
------------------------ ------------------------------------ -------------------- ----------- ---------- ----------
    Class A Common       G. Larry Owens(5)                                236,857      5.9%        0          4.7%
------------------------ ------------------------------------ -------------------- ----------- ---------- ----------
    Class A Common       Herbert D. Ihle(3)                                11,000       *          0           *
------------------------ ------------------------------------ -------------------- ----------- ---------- ----------
    Class A Common       Robert E. Rich(3)                                 12,000       *          0           *
------------------------ ------------------------------------ -------------------- ----------- ---------- ----------
    Class A Common       Terry G. Christenberry(3) (6)                     15,500       *          0           *
------------------------ ------------------------------------ -------------------- ----------- ---------- ----------
    Class A Common       Dimensional Fund Advisors Inc.                   287,000      7.3%        0          5.8%
------------------------ ------------------------------------ -------------------- ----------- ---------- ----------
   Class A & Class B     All directors and executive                    2,430,033     35.3%      100%        48.2%
        Common           officers as a group (6 persons) (7)
------------------------ ------------------------------------ -------------------- ----------- ---------- ----------


----------------------

*    Less than one percent (1%).

(1) The Class A Common Stock is entitled to one vote per share. The Class B Common Stock is entitled to two votes per share so long as it is beneficially owned by William G. Smith or certain members of his immediate family. The Smiths beneficially own shares of Class A and Class B Common Stock with 52.7% of the voting power of all outstanding voting shares.

(2) The business address of William G. and Marlys L. Smith is 2031 Quail Avenue, Fort Dodge, Iowa 50501. The business address of Dimensional Fund Advisors Inc. is 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401.

(3) In accordance with applicable rules under the Securities Exchange Act of 1934, as amended, the number of shares beneficially owned includes 8,000 shares of Class A Common Stock underlying options to purchase granted under the Outside Director Stock Plan to each of Messrs. Rich, Ihle, and Christenberry that are currently exercisable or will be exercisable within 60 days. Unless otherwise indicated all shares are owned directly.

(4) All shares held as joint tenants with right of survivorship except (a) 190,000 shares of Class A Common Stock held in the name of Melissa Turner as voting trustee for the benefit of the Smith Family Limited Partnership,
     (b) 79,525 shares of Class A Common Stock held for the Smiths under the Company's 401(k) Plan, and (c) 1,769 shares of Class A Common Stock held individually by Marlys L. Smith. Melissa Turner is the daughter of William
     G. and Marlys L. Smith.

(5) Includes 200 shares held as custodian for minor children under the Uniform Gifts to Minors Act, as to which beneficial ownership is disclaimed, 11,657 shares of Class A Common Stock held under the Company's 401(k) Plan, and an option to purchase 75,000 shares granted to Mr. Owens under the Company's Incentive Stock Plan, which options are fully vested.

(6) Includes 2,500 shares held under the Christenberry, Collett & Company, Inc. 401(k) Plan, a unitized plan that, as of January 31, 2001, had allocated 33% of the Plan assets to Mr. Christenberry. Beneficial ownership of Plan assets not allocated to Mr. Christenberry is disclaimed.

(7)  The only executive officer,  other than Named Officers William G. Smith and
     G. Larry Owens, is Michael E. Oleson. Mr. Oleson has beneficial ownership of 4,984 shares of Class A Common Stock under the Company's 401(k) plan and an option to purchase 30,000 shares of Class A Common Stock that is currently exercisable or will become exercisable within 60 days. Such amounts are included in the calculation of the security ownership of all directors and executive offices as a group, which includes options held by
     G. Larry Owens and each of Messrs. Rich, Ihle, and Christenberry to purchase shares of Class A Common Stock that are currently exercisable or will become exercisable within 60 days (as referenced in footnotes 3 and 5 above).


------------------------

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SMITHWAY MOTOR XPRESS CORP.

Date: February 22, 2001                 By: /s/ G. Larry Owens
                                            ------------------------------------
                                            G. Larry Owens, Executive Vice
                                            President, Chief Operating Officer,
                                            and Chief Financial Officer

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